Exhibit 10.1

CONSULTANCY  AGREEMENT

This  Consultancy  Agreement  (the  “Agreement”)  is made and entered into  this  _June 1st/2015_ (the  “Effective Date”) by and between DEVAGO INC  with  its  principal  place  of business located  in  the  state  of Nevada, USA  (The  “Company”)  and  JOSE  A. ACOSTA  CRESPO,  with his principal  place of business  located  in SANTO  DOMINGO, DOMINICAN  REPUBLIC  (the “Consultant”) (hereinafter  referred to individually  as a “Party” and collectively  as  “the Parties”).

WHEREAS, the Company  is in the business  of providing  payment  processing  systems;

WHEREAS, the Consultant  has expertise  in the area  of  development  and management  of payment  processing  systems;  and

WHEREAS, the Company  desires  to  engage the Consultant  to provide certain services  in the area  of  Consultant’s expertise and the  Consultant  is willing  to  provide  such services  to the Company;

NOW, THEREFORE, the  Parties  hereby  agree as follows:

1.             Engagement and Services

(a)          Engagement. The  Company  hereby  engages the Consultant  to provide and perform  the services set  forth in Exhibit  A  attached hereto (the  “Services”), and the Consultant  hereby  accepts the engagement.

(b)          Standard of Services.  All  Services  to be provided by Consultant  shall  be  performed with promptness  and diligence  in a workmanlike manner and at a  level  of proficiency  to be expected of a consultant  with the background  and experience  that  Consultant  has represented  it  has.  The Company  shall  provide  such access  to  its  information,  property  and personnel  as  may  be reasonably  required in order to permit  the Consultant  to perform  the Services.

(c)          Tools, Instruments  and Equipment. Consultant  shall  provide Consultant’s own tools, instruments  and equipment  and place  of performing  the  Services, unless  otherwise  agreed between the Parties.

(d)          Representation  and Warranty. Consultant  represents and warrants to  the  Company that  it  is under no contractual  or  other  restrictions or obligations which are inconsistent  with the execution of this Agreement  or which  will  interfere with  the  performance of the Services.

2.             Consultancy  Period

(a)          Commencement. This Agreement  shall  commence on the Effective Date and shall  remain in effect  until  the  completion of the Services  or  the  earlier  termination of this Agreement  as provided  in Article  2 (b)  (the “Consultancy  Period”).

(b)          Termination.  This Agreement  may  be terminated by the Company, without  cause  and without  liability, by giving  thirty  (30) calendar  days written notice of such  termination  to  the Consultant.  This Agreement  may  be terminated by either  Party  by  giving  seven (7)  calendar days written  notice  of  such  termination to the other  Party  in  the event  of  a material  breach by the other Party. “Material  breach” shall  include:  (i) any violation  of the terms of Articles 1 (d), 3, 4, 5, 6, 8, 10 and 11,

(ii) any  other  breach  that  a  Party  has  failed to cure within fourteen (14) calendar days after  receipt of written notice by the other  Party, (iii)  the death or physical  or mental  incapacity  of Consultant or any key  person performing  the Services  on  its behalf as a result  of which the Consultant  or such key  person  becomes unable  to  continue the proper performance of the Services, (iv) an act of gross  negligence or wilful  misconduct  of a Party, and (v) the insolvency, liquidation or bankruptcy  of  a Party.

(c)          Effect  of  Termination. Upon the effective date of termination of this Agreement,  all  legal obligations, rights and duties arising  out  of this  Agreement  shall  terminate except  for  such  legal obligations, rights and duties as shall  have accrued  prior to the  effective date of  termination and except  as otherwise  expressly  provided  in this Agreement.

3.             Consultancy  Fee and Expenses

(a)          Consultancy  Fee. In consideration  of  the Services to be rendered hereunder,  the Company shall  pay  Consultant  a  Consultancy  fee at  the rates and payable at  the  time and pursuant  to  the procedures set  forth  in Exhibit  A  (the “Consultancy  Fee").

(b)          Expenses. Consultant  shall  be entitled to reimbursement  for all  pre-approved expenses reasonably  incurred in the  performance of the  Services,  upon submission  and approval  of written statements and receipts in accordance with the then  regular  procedures  of  the Company.

(c)          Payment. The Consultant  shall  submit  to the Company a monthly  invoice detailing  the Services  performed during  the month and the amount  due. All  such invoices  shall  be due and payable within thirty  (30) calendar  days by the Company.

4.             Work  Product  and  License

(a)          Defined. In this Agreement  the  term  "Work  Product"  shall  mean all  work  product generated  by  Consultant  solely  or  jointly  with others in  the performance of the Services, including, but not  limited  to, any and all  information,  notes, material,  drawings, records, coding, diagrams, formulae,  processes,  technology, firmware,  software,  know-how, designs, ideas, discoveries, inventions, improvements, copyrights, trademarks and trade secrets.

(b)          Ownership. Consultant  agrees  to assign and does  hereby  assign to Company  all  right, title and interest  in and to  the  Work  Product. All  Work  Product  shall  be  the sole and exclusive property  of  the Company  and Consultant  will  not  have  any  rights of any kind whatsoever  in such Work  Product.

Consultant  agrees, at  the request  and  cost  of Company, to promptly  sign, execute,  make and do all such deeds,  documents,  acts and things as Company may  reasonably  require or desire to  perfect Company's entire right, title, and interest  in  and to any Work  Product.

Consultant  will  not  make any use of any of  the  Work  Product  in any manner whatsoever  without the Company’s prior  written consent. All  Work  Product  shall  be  promptly  communicated  to

Company.

(c)          License. In the event  that  Consultant  integrates any work  that  was previously  created by The  Company  into any Work  Product, the Consultant  shall  grant  to,  and Company  is hereby granted,  a worldwide, royalty-free, perpetual,  irrevocable license  to  exploit  the incorporated items, including, but not  limited to, any  and all  copyrights, patents, designs,  trade  secrets, trademarks or other  intellectual  property  rights,  in  connection with  the  Work  Product  in any manner that  Company  deems appropriate. Consultant  warrants  that  it  shall  not  knowingly incorporate into any  Work  Product  any  material  that  would  infringe any intellectual  property rights of any third party.

5.             Confidential Information

(a)          Defined. In this Agreement  the  term  “Confidential  Information”  shall  mean the Work Product  and any and all  information  relating  to  the Company’s business, including, but not limited  to,  research, developments, product  plans, products,  services,  diagrams, formulae, processes, techniques,  technology, firmware, software,  coding, know-how, designs, ideas, discoveries, inventions, improvements, copyrights, trademarks, trade  secrets,  customers, suppliers, markets, marketing, finances disclosed  by  Company  either  directly  or indirectly  in writing, orally  or visually, to Consultant. Confidential  Information does not  include information which:

(i)  is  in or comes into  the  public domain without  breach of this Agreement  by  the  Consultant,

(ii)  was in  the  possession of  the Consultant  prior to receipt  from  the Company  and was not acquired  by  the Consultant  from  the Company  under  an obligation  of  confidentiality  or non-use,

(iii)  acquired by the  Consultant  from  a third  party  not  under  an obligation of confidentiality  or non-use to the Company, or

(iv)  is independently  developed by the Consultant  without  use of any Confidential  Information of the Company.

(b)  Obligations  of Non-Disclosure  and Non-Use. Unless  otherwise  agreed  to  in advance and in writing  by  the Company, Consultant  will  not,  except  as required by law or court  order,  use  the Confidential  Information for any purpose whatsoever  other  than the performance of the Services or disclose  the  Confidential  Information to any  third party.

Consultant  may  disclose the Confidential  Information  only  to those  of  its employees who need to know  such information. In  addition, prior to any  disclosure  of such Confidential  Information  to any such employee, such employee shall be made aware of the confidential  nature  of the Confidential  Information and shall  execute, or shall  already  be bound by, a non-disclosure agreement  containing  terms and conditions consistent  with  the  terms and conditions of this Agreement.  In any event, Consultant  shall  be  responsible for  any  breach of the  terms and conditions of this Agreement  by  any  of its employees.  Consultant  shall  use the same degree of care to  avoid disclosure of the Confidential  Information as it  employs with respect  to its own Confidential  Information of  like importance,  but  not  less than a reasonable degree  of care.

(c)  Return of Confidential  Information. Upon  the  termination or expiration of this  Agreement  for any reason, or upon Company’s earlier  request, Consultant  will  deliver  to Company  all  of Company’s property  or Confidential  Information  in tangible form  that  Consultant  may  have in its possession or control.  The  Consultant  may  retain  one  copy  of the Confidential  Information  in its legal  files.

6.             Interference  with  Business

(a)          Non-Competition. During  the term  of this Agreement  and for one (1) year  thereafter, Consultant  will  engage in no business or other  activities which are, directly  or indirectly, competitive with  the business  activities of the Company  without  obtaining the prior written  consent  of  the Company.

Exemption.  The Company  acknowledges that  The Consultant  currently  acts  as Owner of Companies  in the  world  and may  continue to  do so for  the duration of this contract.

(b)          Non-Solicitation. Consultant  agrees that  for  a period of one (1) year after  termination of this Agreement, Consultant  shall  not:

(i)  divert  or  attempt  to  divert  from  the Company  any  business  of any kind in which it is  engaged,

including, without  limitation, the solicitation of or interference with  any  of its  suppliers or customers,  or

(ii)  Employee, solicit  for employment, or recommend for employment  any  person  employed by the Company, during the  Consultancy  Period and for  a  period of one (1) year thereafter.

7.             Insurance

Consultant  shall  maintain at  its sole  expense  liability  insurance  covering  the performance of the Services  by  Consultant. Such insurance  coverage shall  have limits  and  terms reasonably satisfactory  to Company, and Company may  require Consultant  to provide to  Company  a certificate of insurance  evidencing  such  coverage.

8.             Independent Contractor

The  Consultant  agrees  that  all  Services will  be rendered by it  as  an  independent  contractor and that  this Agreement  does not  create an employer-employee relationship between the Consultant and the Company. The Consultant  shall  have no right  to receive any employee benefits provided by the Company  to its employees. Consultant  agrees  to  pay  all  taxes due in  respect  of the Consultancy  Fee and to indemnify  the Company  in respect  of any  obligation  that  may  be imposed on the Company  to pay any such taxes or resulting  from  Consultant’s  being  determined not to be an independent  contractor.  This Agreement  does not  authorize the Consultant  to  act  for  the Company  as its agent  or  to  make commitments on behalf  of  the Company.

9.             Force  Majeure

Either  Party  shall  be excused from any  delay  or  failure  in performance required  hereunder  if caused by reason of any occurrence or contingency  beyond its reasonable  control,  including, but not limited  to, acts of God,  acts  of war, fire, insurrection, strikes,  lock-outs or other serious labor disputes, riots, earthquakes,  floods, explosions or other  acts of nature.

The  obligations  and rights  of the Party  so excused shall  be extended  on a day-to-day  basis  for  the time period equal  to  the  period of such excusable  interruption. When such events have abated, the Parties’  respective obligations hereunder  shall  resume.

In the event  the  interruption  of the excused Party’s obligations  continues for  a period in excess  of fourteen (14) calendar days,  either  Party  shall  have the  right  to terminate this Agreement  upon seven (7)  calendar  days’  prior written notice  to  the other Party.

10.         Non-Publicity

The  Company  is a US Public Company  and as such  is  subject  to certain reporting  and disclosure requirements. Each of Company  and Consultant  agree  not  to disclose  outside of their  regulatory scope, the  existence  or  contents  of  this Agreement  to  any  third  party  without  the prior written consent  of the other  Party  except:  (i) to its advisors,  attorneys or auditors who have a need to know  such information, (ii)  as required  by  law or court  order, (iii)  as  required in connection  with the reorganization of a Party, or its merger  into  any  other  corporation,  or  the  sale by  a Party  of all or substantially  all  of  its properties or assets, or   (iv) as may  be required in connection with the enforcement  of this Agreement.

11.         Assignment

The  Services  to be performed by Consultant  hereunder  are personal  in  nature, and Company  has engaged Consultant  as  a result  of Consultant’s expertise relating  to  such Services.  Consultant, therefore,  agrees  that  it  will  not  assign, sell, transfer, delegate or otherwise dispose  of this Agreement  or any right, duty  or obligation under this Agreement  without  the Company’s prior written  consent.  Nothing  in  this Agreement  shall  prevent  the assignment  by  the Company  of this Agreement  or any right, duty  or obligation hereunder to  any  third party.

12.         Injunctive Relief

Consultant  acknowledges that  a violation of Article 5 or 6 would cause  immediate and irreparable harm  to the Company  for which money  damages would be inadequate.  Therefore,  the Company will  be entitled  to injunctive relief  for Consultant’s breach of any of  its  obligations  under  the  said Articles without  proof  of actual  damages and without  the posting  of  bond or other  security. Such remedy  shall  not  be deemed to be the exclusive remedy  for such violation, but  shall  be  in addition to all  other remedies available at  law or in  equity.

13.         Governing Law  and  Dispute Resolution

This Agreement  shall  be governed by and construed  in  accordance with  the  laws of  United States, without  giving  effect  to any choice of law or conflict  of  law provisions.  The  Parties  consent  to the non-exclusive  jurisdiction  and venue in the  courts  of  Nevada USA.

14.         General

This Agreement  constitutes  the entire  agreement  of the  Parties on the subject  hereof and supersedes all  prior understandings and instruments on such subject.  This Agreement  may  not  be modified other than by a written  instrument  executed  by  duly  authorized representatives of the

Parties.

No waiver  of  any  provision  of this Agreement  shall  constitute a waiver  of any other  provision(s) or of the  same provision on another  occasion. Failure of either Party  to  enforce any  provision of this Agreement  shall  not  constitute a waiver  of such provision or any other  provision(s) of this Agreement.

Should any  provision of this Agreement  be held by a court  of competent  jurisdiction to be illegal, invalid  or unenforceable,  such provision may  be modified by such  court  in  compliance with the law giving  effect  to the intent  of  the  Parties and enforced as modified. All  other  terms and conditions of this Agreement  shall  remain  in  full  force  and effect  and shall  be  construed in accordance with  the modified provision.

15.         Survival of  Provisions

The  following  provision of  this Agreement  shall  survive the  termination of this Agreement:

Articles 2 (c),  3, 4, 5, 6, 7, 8, 10 and 15 and all  other provisions of this Agreement  that  by  their nature extend beyond the  termination of this Agreement.

IN  WITNESS WHEREOF, and intending  to  be legally  bound,  the Parties have duly  executed this Agreement  by  their  authorized representatives as of the date first  written above.

Signed for and on behalf of                                           Signed for and on behalf of

DEVAGO INC. The  “Company”                                   JOSE  A. ACOSTA  CRESPO  the “Consultant”

By:                                                                               By:

/s/Jose A. Acosta Crespo                                                        /s/Jose A. Acosta Crespo

Name:  JOSE  A. ACOSTA  CRESPO                              Name:  JOSE  A. ACOSTA  CRESPO

Title:  CEO  PRESIDENT_                                                Title:  _CONSULTANT_

Date:  JUNE 1 ST  2015                                                      Date:  JUNE  1ST  2015

Exhibit A (the “Consultancy Services,  Fee and Term")

Services:

-  Day to day corporate  management of all  company operations, including but not limited  to;

-    Marketing,

-    Corporate strategy,

-    Procurement  of  financing

-    Bookeeping

-    Oversight on research  and development.

Fee:

$1000/ month.

Term:

The initial  term of the agreement  is  for  four  (4)  months  from  effective date  and  will terminate automatically,  unless extended before termination date.